Exhibit 12.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of Nokia Corporation (the “Company”) for the period ending December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ RAJEEV SURI
	Name:	RAJEEV SURI
	Title:	President and Chief Executive Officer

Date: April 1, 2016	/S/ TIMO IHAMUOTILA
	Name:	TIMO IHAMUOTILA
	Title:	Chief Financial Officer